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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) NOVEMBER 5, 2004


                            CNA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-5823                  36-6169860
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 (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)


         CNA CENTER, CHICAGO, ILLINOIS                          60685
  --------------------------------------------         -------------------------
    (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (312) 822-5000


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02(c) APPOINTMENT OF PRINCIPAL FINANCIAL OFFICERS.


On November 5, 2004, Registrant issued a press release announcing the appointment of D. Craig Mense, age 52 years, as its Chief Financial Officer, effective November 29, 2004. The press release is furnished as Exhibit 99.1 to this Form 8-K.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit No.    Description
-----------    -----------

99.1           CNA Financial Corporation press release, issued November 5, 2004.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CNA FINANCIAL CORPORATION
                                                       (Registrant)

Date  November 5, 2004                            /s/ Lawrence J. Boysen
                                             -----------------------------------
                                                        (Signature)*
                                             By:  Lawrence J. Boysen
*Print name and title of the signing         Its: Acting Chief Financial Officer
 officer under his signature.


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